                                                                   EXHIBIT 10.10


                          EXODUS COMMUNICATIONS, INC
                           MASTER SERVICES AGREEMENT


                              AGREEMENT NO. ____


     THIS MASTER SERVICES AGREEMENT (this "Agreement") is made effective as of the Acceptance Date (November 7, 1997) indicated in the Services and Price Form attached hereto as Attachment 1, by and between Exodus Communications, Inc., a
                   ------------
California corporation doing business 2650 San Tomas Expressway, Santa Clara, California 95051 ("Exodus") and the customer identified below ("Customer").

               A. Exodus is in the business of providing certain services to its customers, including Internet connectivity and the provision and maintenance of physical space and facilities suitable for the placement and operation of telecommunications, networking, and other computer equipment.

               B. Customer desires to engage Exodus to provide such services to Customer, and Exodus desires to provide such services, on the terms and conditions of this Agreement.

               C. Customer and Exodus have agreed to enter into this Agreement for Exodus's provision of, and Customer's payment to Exodus for such services.

     This Agreement, including all Attachments hereto listed below, which are incorporated herein by this reference, constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes and replaces any and all prior or contemporaneous discussions, negotiations, understandings and agreements, written and oral, regarding such subject matter.

EXODUS COMMUNICATIONS, INC.         Customer Name:   GEOCITIES
2650 San Tomas Expressway           Address:         1918 Main Street, 3rd Floor
Santa Clara, CA 95054                                Santa Monica, CA 90405-1030
  Phone: (408) 346-2200             Phone:           (310) 664-6500
  Fax:   (408) 346-2206             Fax:             (310) 664-6520


Signature:    /s/ Dick Stoltz       Signature:     /s/ John C. Rezner
         -----------------------              ----------------------------
Print Name:     Dick Stoltz         Print Name:      John C. Rezner
           ---------------------               ---------------------------
Title:       CFO and COO            Title:        V.P. Operations
      --------------------------          --------------------------------
Date:         11/10/97              Date:             11/08/97
     ---------------------------         ---------------------------------

INCLUDES: X   Attachment 1:         Services and Price Form
          X   Attachment 2:         Terms and Conditions
          X   Attachment 3:         Rules and Regulations
          X   Attachment 4:         Customer Equipment
          X   Attachment 5:         Registration Form
          X   Attachment 6:         Negotiated Changes

EXODUS

                                 ATTACHMENT 1
               PRICE QUOTATION FOR INTERNET DATA CENTER SERVICES


Customer Name:    GeoCities                                Quote No:     0428-1A

Request for Service November 9, 1997 __________________________
                                    Date





                              GEOCITIES SOLUTION
                              ------------------

Exodus Communications shall provide GeoCities with scaleable bandwidth as needed, a Virtual Internet Data Center, Tape Back-Up Services, Switch Management Services, System Administration, Management Services for $[***] per Mbps as outlined below:

Colocation Connectivity Tiered Pricing:

---------------------------- ------------------------------------- ---------- ---------------- ----------------------
      Product Number                     Description                  Qty        Start up             Monthly
---------------------------- ------------------------------------- ---------- ---------------- ----------------------
Exo-ColNet-U100              Dedicated Bandwidth as Required,          2                                      $[***]
                             Fast Ethernet connection(s), Floor
                             at 120 Mpbs (See Billing Schedule
                             Below)
---------------------------- ------------------------------------- ---------- ---------------- ----------------------
Exo-ColNet-U100SU            Colocation backbone setup, per 100        2               $[***]
                             Mbps feed
---------------------------- ------------------------------------- ---------- ---------------- ----------------------
      EXODUS SUBTOTAL                                                                  $[***]                 $[***]
---------------------------- ------------------------------------- ---------- ---------------- ----------------------

      . Exodus Communications shall provision Full Duplex dedicated 100 Mbps Fast Ethernet Connection(s) to GeoCities' colocation environment within Exodus' Santa Clara Data Center as required to meet GeoCities bandwidth requirements.

Billing Schedule for 120 Mbps Floor

--------------------------------------------- --------------------------------------------
                Time Period                               Total Due per Month
--------------------------------------------- --------------------------------------------
Upon Connectivity through Fifty Month                       Usage Based @ $[***] per Mbps
--------------------------------------------- --------------------------------------------
Sixth Month After Connectivity @ 120 Mbps                                $[***]@ 120 Mbps
--------------------------------------------- --------------------------------------------

[***] Confidential treatment requested for redacted portion.

BILLING SCHEDULE TERMS: For the initial 150 Days and based on installation of two Fast Ethernet Connections to GeoCities colocation environment within Exodus' Santa Clara Data Center, Exodus shall bill GeoCities $ [***] per Mbps on a usage basis. At the conclusion of the sixth month and each month thereafter, GeoCities shall be billed at a floor of 120 Mbps at $[***] per Mbps, minimum, plus any additional usage over the 120 Mbps at a rate of $[***] per month using the 95th percentile usage measurement as described below.


[***] Confidential treatment requested for redacted portion.

Additional Products and Services included in rate of $[***] per Mbps per Month:

----------------------- --------------------------------------- --------------- --------------- ---------------
    PRODUCT NUMBER                   DESCRIPTION                     QTY           START UP        MONTHLY
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-ColNetBU-Tl         Private T1 backup access                                                         [***]
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-Cage                Custom Virtual Data Center Space, 15          1                                  [***]
                        Racks
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-Cage                Custom VDC Setup                              1                 $[***]
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-Sup-l0              Bundled 12 hours of on demand support         1                                  [***]
                        for customers via Exodus Support Line
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-TpBck-L1            Exodus will manage existing tape              1                 $[***]           [***]
                        backup procedures and software.  Data
                        to be backed up to Exodus provided
                        tape device.  This includes Tape
                        Management service and off-site
                        storage.
----------------------- --------------------------------------- --------------- --------------- ---------------
Exo-Card                24x7 card access deposit ($100 per            3                  [***]
                        card)
----------------------- --------------------------------------- --------------- --------------- ---------------
   Exodus Subtotal                                                                      $[***]          $[***]
 Products & Services
----------------------- --------------------------------------- --------------- --------------- ---------------
   Exodus Subtotal                                                                      $[***]          $[***]
Colocation
Connectivity
----------------------- --------------------------------------- --------------- --------------- ---------------
----------------------- --------------------------------------- --------------- --------------- ---------------
   EXODUS TOTAL                                                                         $[***]          $[***]
----------------------- --------------------------------------- --------------- --------------- ---------------

Custom Area
-----------
 .        Exodus shall provide GeoCities with 17 Racks for initial configuration.
         Baseline Ratio, 120 Mbps, 15 Racks, and (2) 20 Amp circuits per Rack.

(310) 664

------------------------ ---------------------------------------- ---- ----------------------- ----------------------
Telco (WorldCom)         Local loop access to customer cage            $[***]                  $[***]
                         (T-l)
------------------------ ---------------------------------------- ---- ----------------------- ----------------------


NOTE 1:

USAGE BASED BANDWIDTH MEASUREMENT:
---------------------------------
The Exodus monitoring system will record 5 minute samples of the total line usage (input and output) of your colocation network line over a period of a month. At the end of the month the samples are sorted and the top 5% samples of the total line usage are discarded. The highest remaining value is used as the basis for the bandwidth usage rate for that month and is referred to as the "95 percentile." This rule allows customer to burst up to the 100 Mbps 5% during the month without incurring any increase in price.

[***] Confidential treatment requested for redacted potion.

Note 2:
Connectivity Layout:


         [Diagram]







Note 3:
For a 3 Yr. term, Monthly fee will be $[***].

------------------------------ ---------------------- ----------- ------------------- -------------------------------
Equipment
---------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
CISCO Catalyst 5500
------------------------------ ---------------------- ----------- ------------------- -------------------------------
PRODUCT NO:                    DESCRIPTION:           OTY         UNIT PRICE          EXTENSION
----------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-C5500                       Catalyst 5500 Chassis  1           $ [***]             $ [***]
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-C5508                       Catalyst 5500 Power    1           $ [***]             $ [***]
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-X5508/2                     Catalyst5500 Second    1           $ [***]             $ [***]
                               PowerSupply
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-X5509                       Catalyst 5500          1           $ [***]             $ [***]
                               Supervisor Engine-TX
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-X5213A                      Catalyst 5000 10/l00   4           $ [***]             $ [***]
                               BaseTX Fast Ethernet
                               Switching Module
------------------------------ ---------------------- ----------- ------------------- -------------------------------
WS-X5302                       Catalyst Switch        1           $ [***]             $ [***]
                               Route Switch Module
------------------------------ ---------------------- ----------- ------------------- -------------------------------
MEM-RSM-64M                    64MB DRAM Option       1           $ [***]             $ [***]
------------------------------ ---------------------- ----------- ------------------- -------------------------------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
------------------------------ ---------------------- ----------- ------------------- -------------------------------
                                                                                      Total  $ [***]
------------------------------ ---------------------- ----------- ------------------- -------------------------------

SHIPPING COST AND TAX WILL BE ADDED UPON DELIVERY
ADDITIONAL UNITS MAY BE PURCHASED FOR THE SAME PRICING

[***] Confidential treatment requested for redacted portion.

QUOTATION INCLUDES:
------------------

 .    Managed Services: In addition to other standard descriptions, GeoCities
     ----------------
     shall receive 12 Hours of bundled System Administration on demand on a monthly, 7 x 24 basis, based on 120 Mbps floor. GeoCities shall receive 1 Hour of System Administration for each 10 Mbps of usage. Any additional hours shall be billed at $[***] per Hour.

 .    Virtual Data Center: Exodus Communications shall provide Racks to GeoCities
     -------------------
     based on their requirements GeoCities reserves the first right of refusal for current environment at 1605 Wyatt which is approximately 400 square feet. Exodus shall provide GeoCities future growth and power based on ratio established in this agreement as follows: for each 8 Mbps used by GeoCities, GeoCities shall receive up to I Rack and (2) 20 Amp circuits, as required. If space and power are required beyond this ratio, Exodus and GeoCities shall negotiate in good faith.

 .    Tape Back-Up: See Exhibit I below for detailed overview of services. Note:
     ------------
     Exodus and GeoCities shall jointly determine the optimal architecture, configuration, and equipment to be utilized to implement a tape back-up system that is an Exodus owned operated and managed DLT tape drive system.

 .    CISCO Catalyst 5500 Management: Exodus shall manage and monitor the
     ------------------------------
     GeoCities' CAT5500 This service includes SNMP Monitoring and configuration.

 .    24 x 7 monitoring services include the following: Continuity between the
     Exodus network and the client point-of-presence; router and filter administration; domain name administration; TCP/IP address assignment; M-Bone tunneling; and DNS administration. This service includes 24 X 7 systems administration staff.

 .    Exodus shall power cycle GeoCities systems as necessary based on pre-
     determined policies and procedures which include access to root passwords and security identification procedures for requestor on a 7 x 24 basis. See
     Exhibit II for detailed of Basic Operator Services. Exodus also shall allow GeoCities to power cycle remotely by providing appropriate network devices to perform these tasks.

 .    SNMP monitoring of the line and report if line is down.

 .    GeoCities reserves the right to secure and acquire their own unique set of
     Internet IP addresses. Exodus will allow Customer to utilize a separately contracted T3 line in the Exodus Data Center. Customer and their provider of line will be responsible for installation and testing of the line directly to the customer site at the Exodus facility. Exodus will cooperate with Customer and their provider during installation, testing and servicing of the line. Exodus will not be responsible for any maintenance, testing or service of the line, nor will it assume any liability associated with the line, except for the willful or grossly negligent acts of Exodus and its employees.

 .    Exodus will provide a fully integrated CAT 5500 in the data center for redundancy purposes. For other pertinent product options, see Exhibit III.


[***] Confidential treatment requested for redacted portion.

The terms and conditions of this proposal include and incorporate by reference Exodus' terms and conditions of service and Rules and Regulation.


GEOCITIES                             EXODUS COMMUNICATIONS, INC.

Signature:   /s/ GeoCities            Signature: /s/ Exodus Communications, Inc.
          ------------------------              --------------------------------
           (Authorized Signature)                      (Authorized Signature)
Title:        V.P. Operations         Title:               CFO and COO
      ----------------------------          ------------------------------------
Date:           11/08/97              Date:                 11/10/97
     -----------------------------         -------------------------------------

EXHIBIT 1

                            TAPE MANAGEMENT SERVICE
                            -----------------------

                                  DESCRIPTION

Under this service offering Exodus operations personnel will remove and insert backup tapes from a customer designated tape or jukebox device. Exodus personnel can conduct this procedure according to a predefined schedule or on a on-demand basis.

                           TYPICAL ACTIONS SUPPORTED

 .    Put new or recycled tapes into a jukebox or tape device
 .    Remove tapes from a jukebox or tape device
 .    Assist customer as "remote hands onsite" in the event of a tape jam
 .    Place removed tapes in customer designated tape storage container or cabinet in colocation space
 .    Assist in making tapes available for off-site pickup via Exodus contracted storage provider or customer chose provider
 .    Weekly off-site tape storage pickup for up to three 4/8mm tapes

                       RESPONSE TIMES FOR TAPE RETRIEVAL

 .    1 hour response for tape insertion or removal requests of tapes located in customer colocation space.
 .    2 hour, 5 hour and 24 hour response times for off-site tapes can be offered on a on-demand basis and will incur separate per incident charges.
 .    1 week response time for off-site tapes is included.

                             REQUIRED INFORMATION

 .    Contact Information
          Provides all customer contact information address, email, voice mail, beeper.
          A list of authorized people who can make use of tape exchange service requests.

 .    Tape Insertion and Removal Procedure
          Detail procedures describing how to handle tapes and access tape device or jukebox.

 .    Sign in sheet
          Log to be signed when Exodus employee enters customers cage

 .    Off-site storage log (optional service)
          To be used as part of managing off-site storage. The log will record date/time when and which tapes were picked up for off-site storage.

 .    Daily Email
          Daily email will be sent that summarizes information that was backed-up the previous day

EXHIBIT II

                            BASIC OPERATOR SERVICES
                            -----------------------

                                  DESCRIPTION

Under this service offering Exodus operations personnel can act as your remote "hands on-site" when you can't physically be near your system. It does not provide for any system administration level tasks. If a service requiring access to the customer area or system is requested, it is assumed such permission will be granted however, Exodus will notify Customer promptly after any such access. Basic Operator Service shall be on a 24 x 7 basis. The creation and establishment of this scope of work shall be defined by both GeoCities and Exodus in best efforts not later than one month after connectivity.

                          TYPICAL SERVICES SUPPORTED

 .    Reboot or power-cycle colocated devices (from keyboard or power switch)
 .    Provide onsite equipment LED status feedback
 .    Provide console output feedback
 .    Cable check/swap
 .    Swap equipment and server components

                             REQUIRED INFORMATION

The above typical services must be requested on an on-demand basis or agreed upon prior to installation between Exodus and the customer (i.e. documented with an operator's manual). Below is some sample information that will be required documentation for an operator's manual.

 .    Contact Information
          Provides all customer contact information address, email, voice mail, beeper.
          A list of authorized people which can make use of operator service requests.

 .    InterNIC Registration Information
          Usually provides IP address, domain name...

 .    Equipment Inventory Information
          System/component list for records (including serial numbers, system name, 0/S revision etc.)

 .    Network Diagram (if applicable)
          LAN diagram with system names and other relevant information

 .    Operators Guide (if applicable)
Any detailed instructions of procedures that may be requested of Exodus operators on an on-demand basis.

EXHIBIT III

                            OTHER PRODUCT OPTIONS:
                            ---------------------

---------------------------------------------------------------------------------------------------------------
 Product Number                     Description                          Qty         Start up       Monthly
---------------------------------------------------------------------------------------------------------------
 Ex-ColNet-Dl0         10 Mbps Ethernet connection                        1                             $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-ColNet-U1OSU      Collocation backbone setup and Configuration       1              $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-cage-R78          Basic 7x8 cage                                     1                             $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-Cage-R785U        7x8 cage setup                                     1              $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-cage-R148         Basic 14x8 cage                                    1                             $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-Cage-R148SU       14x8 cage setup                                    1              $[***]
---------------------------------------------------------------------------------------------------------------
 Exo-Rack-100          Full Rack                                          1              $[***]         $[***]
---------------------------------------------------------------------------------------------------------------


[***] Confidential treatment requested for redacted portion.

                                 ATTACHMENT 2

                             TERMS AND CONDITIONS

1    DEFINITIONS.

1.1 "Customer Area" means the portion of the Internet Data Centers made available to Customer hereunder for the placement of Customer Equipment.

1.2 "Customer's Business" means Customer's services and/or products to be made available via the Internet in connection with this Agreement.

1.3 "Customer Equipment" means Customer's computer hardware, peripheral, and other tangible equipment justified in Attachment 4, as amended from time to
                                      ------------
time, that Customer places in the Customer Area pursuant to this Agreement. All changes in Customer Equipment, including but not limited to installation and removal of Customer Equipment, must be approved by Exodus, which shall not be unreasonably withheld or delayed. As between Exodus and Customer, the parties acknowledge and agree that all Customer Equipment is owned by Customer.

1.4 "Customer Materials" means all software, data, information contained in documentation, and other information and intangibles used by Customer to operate, install, and/or maintain Customer's Business through the Customer Equipment or provided to Exodus by Customer for such purposes or otherwise pursuant to this Agreement. As between Exodus and Customer, the parties acknowledge and agree that all Customer Materials are owned by Customer.

1.5 "Installation Date" means the date the Customer Equipment is actually installed and approved by Customer as operational.

1.6 "Internet Data Centers" means the sites owned or leased by Exodus containing the Customer Area and equipment used by Exodus to provide Internet Data Center Services.

1.7 "Internet Data Center Services" means the services and other benefits to be provided by Exodus to Customer under this Agreement, as described in Attachment
                                                                     ----------
1, as amended from time to time, or substantially similar services if, in the
-
reasonable opinion of Exodus, such substantially similar services would provide Customer with substantially similar benefits.

1.8 "Representatives" means the individuals identified and authorized by Customer to have access to the Internet Data Centers and the Customer Area in accordance with this Agreement, whose names are listed in Section 4.4 herein. The Representatives may be changed by Customer from time to time by written notice to Exodus.

1.9 "Rules and Regulations" means the general rules and regulations issued by Exodus relating to its provision of Internet Data Center Services to its customers, the current version of which is attached as Attachment 3, which may
                                                       ------------
be supplemented by Exodus from time to time, provided, however, that Customer shall not be bound by any changes made by Exodus until Exodus has notified Customer in writing of any changes and Customer has agreed to be bound thereto.

2    INTERNET DATA CENTER SERVICES.

Subject to the terms and conditions of this Agreement, including but not limited to Customer's timely payment to Exodus of all fees specified in this Agreement and Customer's compliance with the Rules arid Regulations, Exodus will provide to Customer the Internet Data Center Services.

3    FEES AND BILLING.

3.1 Fees. Customer will pay all fees due hereunder according to the Services and Price Form attached as Attachment 1, as amended from time to time by the
                           ------------
parties.

3.2 Billing Commencement. Except for any fees required to be paid prior to or on the Installation Date (as indicated in the Services and Price Form), billing for Internet Data Center Services indicated in the initial Services and Price Form shall commence on the Installation Date. In the event that the Services and Price Form is amended after the Installation Date to include additional Internet Data Center Services, billing for such services shall commence on the date Exodus first provides such additional Internet Data Center Services to Customer.

3.3 Billing and Payment Terms. Customer will be billed monthly in advance of the provision of Internet Data Center Services, and payment of such fees will be due within thirty (30) days of the date of each Exodus invoice. Customer shall not be responsible for any fees, costs or any other charges that are not billed by Exodus and received by Customer within ninety (90) days of the date that such fees, costs or charges are incurred. In the event of a disputed invoice, the parties agree to document any dispute settlements in writing. All payments will be made in U.S. dollars at Exodus' address set forth in this Agreement or at such other address, or to such other bank account, as Exodus may from time to time indicate by proper notice to Customer. Late payments hereunder will accrue interest at a rate of one and one-half percent (1 1/2%) per month, or the highest rate allowed by applicable law, whichever is lower. If after consultation with Customer and based on reasonable information Exodus determines that Customer is not creditworthy or is otherwise not financially secure, Exodus may, upon written notice to Customer with an adequate opportunity to provide evidence of credit worthiness, modify the payment terms to require full payment before the provision of Internet Data Center Services or other assurances to secure Customer's payment obligations hereunder.

3.4 Taxes. All payments required by this Agreement are exclusive of all national, state, municipal or other governmental excise, sales, value-added, use, personal property, and occupational taxes, excises, withholding taxes and obligations and other levies now in force or enacted in the future, all of which Customer will be responsible for and will pay in full, except for taxes based on Exodus' net income.

4    CUSTOMER'S OBLIGATIONS.

4.1 Compliance with Law. Customer agrees that in connection with the exercise of its rights and performance of its obligations under this Agreement, Customer will comply in all material respects with all applicable laws and regulations. Customer acknowledges that Exodus exercises no control whatsoever over the content of the information passing through its Internet Data Centers, and that, as between Exodus and Customer, it is the sole responsibility of Customer to ensure that the information it transmits and receives complies with all applicable laws and regulations.

4.2 Compliance with Rules and Regulations. Customer agrees that it will comply at all times with Exodus' Rules and Regulations in existence from time to time and of which it has been notified.

4.3 Customer's Costs. CUSTOMER AGREES THAT IT WILL BE SOLELY RESPONSIBLE, AND AT EXODUS' REQUEST WILL REIMBURSE EXODUS, FOR ALL COST AND EXPENSES (OTHER THAN THOSE INCLUDED AS PART OF THE INTERNET DATA CENTER SERVICES AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN) IT INCURS IN CONNECTION WITH THIS AGREEMENT, SUBJECT TO THE LIMITATIONS SET FORTH IN SECTION 3.3. EXODUS SHALL NOTIFY CUSTOMER WHEN ANY SUCH EXPENSES ARE EXPECTED TO BE INCURRED. EXODUS WILL BE SOLELY LIABLE FOR COSTS INCURRED BY EXODUS AT EXODUS' INITIATION THAT ARE NOT PRE-APPROVED BY CUSTOMER.

4.4 Access and Security. CUSTOMER WILL BE FULLY RESPONSIBLE FOR ANY CHARGES, COSTS, EXPENSES, AND THIRD PARTY CLAIMS THAT MAY RESULT FROM ITS USE OF, OR ACCESS TO, THE INTERNET DATA CENTERS AND/OR CUSTOMER AREA, INCLUDING BUT NOT LIMITED TO ANY UNAUTHORIZED USE OF ANY ACCESS DEVICES PROVIDED TO CUSTOMER BY EXODUS HEREUNDER, EXCEPT RESULTING DIRECTLY FROM EXODUS' OR ITS EMPLOYEES' NEGLIGENCE OR WILLFUL MISCONDUCT. EXCEPT WITH THE ADVANCED WRITTEN CONSENT OF EXODUS, CUSTOMER'S ACCESS TO THE INTERNET DATA CENTERS WILL BE LIMITED SOLELY TO ITS REPRESENTATIVES LISTED ON THE REGISTRATION FORM ATTACHED HERETO AS ATTACHMENT 5, AS AMENDED FROM TIME TO TIME.

4.5 No Competitive Services. Customer may not at any time permit any Internet Data Center Services to be utilized for the provision of any services that compete with any Exodus services, without Exodus' prior written consent. Exodus agrees that none of the services currently provided by Customer competes with any Exodus services.

4.6  Insurance.

     (a) Minimum Levels. Each party will keep in force and effect during the term of this Agreement: (i) comprehensive general liability insurance in an amount not less than $1 million per occurrence for bodily injury and property damage; (ii) employer's liability insurance in any amount not less than $1 million per occurrence; and (iii) workers' compensation insurance in any amount not less than that required by applicable law. Each party also agrees that it and its agents (including contractors and subcontractors) will maintain other insurance at levels no less than those required by applicable law and customary in each party's and its agents' industries.

     (b) Certificates of Insurance. Prior to installation of any Customer Equipment in the Customer Area, or access to the Internet Data Centers, Customer will furnish Exodus with certificates of insurance which evidence the minimum levels of insurance set forth above.

     (c) Naming the other Party as an Additional Insured. Each party agrees that prior to the installation of any Customer Equipment, it will cause its insurance provider(s) to name the other party as an additional insured and notify the other party in writing of the effective date thereof.

5    REPRESENTATIONS AND WARRANTIES.

5.1  Warranties by Customer.

     (a) Customer Equipment and Customer Materials. Customer represents and warrants that it owns or has the legal right and authority, and will continue to own or maintain the legal right and authority during the term of this Agreement, to place and use the Customer Equipment not purchased from Exodus as contemplated by this Agreement, and to use, modify, transmit, and distribute the Customer Materials without infringing, misappropriating, or otherwise violating any intellectual property rights of any third party. Customer further represents and warrants that its placement, arrangement, and use of the Customer Equipment not purchased from Exodus in the Internet Data Centers complies with the Customer Equipment and Customer Materials Manufacturer's environmental and other specifications.

     (b)  Rules and Regulations.  Intentionally omitted.

     (c) Customer's Business. Customer is familiar with the laws and regulations applicable to Customer's Business. Customer represents and warrants that Customer's Business does not as of the Installation Date, and will not during the term of this Agreement, contain or transmit any material that would violate any applicable local state, national, foreign or international law. In the event of any breach, or reasonably anticipated breach, of such warranty, in addition to any other remedies available at law or in equity, Exodus will have the right after notice to Customer with an adequate opportunity to cure based on the specific circumstances, in Exodus' sole discretion: (i) to terminate or restrict access to any such materials in any manner, and/or (ii) to suspend any related Internet Data Center Services provided Exodus takes the minimal action(s) necessary to address the specific violation.

5.2  Warranties and Disclaimers by Exodus.

     (a) Service Level Warranty. In the event Customer is unable to transmit and receive information from Exodus' Internet Data Centers to other portions of the Internet and Customer notifies Exodus immediately of such event and Exodus determines in its reasonable judgment that such inability was caused by Exodus' failure to provide Internet Data Center Services for reasons within Exodus' reasonable control and not as a result of any actions or inactions of Customer or any third parties, Exodus will, upon Customer's request, credit Customer's account as follows: If Exodus failed to provide the Internet Data Center Services for (i) more than two (2) consecutive hours in a calendar month, Exodus will credit Customer's account the pro-rata connectivity charges for one (1) day of service; and (ii) more than eight (8) consecutive hours in a calendar month, Exodus will credit Customer's account the prorata connectivity charges for one
(1) week of service. Exodus' scheduled maintenance of the Internet Data Centers and Internet Data Center Services, as described in the Rules and Regulations, shall not be deemed to be a failure of Exodus to provide Internet Data Center Services. THIS SECTION 5.2(A) STATES CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR ANY FAILURE BY EXODUS TO PROVIDE INTERNET DATA CENTER SERVICES.

     (b) Internet Data Center Services. Exodus represents and warrants that it has the legal right and authority, and will continue to maintain the legal right and authority during the term of this Agreement, to provide the Internet Data Center Services to Customer as contemplated by this Agreement, and without infringing, misappropriating, or otherwise violating any intellectual property rights of any third party. Exodus further represents and warrants that its provision of Internet Data Center Services complies with the equipment Manufacturer's environmental and other specifications.

     (c) Exodus represents that it exercises no control over the content of the information passing through its Internet Data Centers.

     (d) Exodus represents and warrants that, with respect to Customer Equipment and Customer Materials sold or otherwise provided to Customer by Exodus and based solely on Exodus' knowledge and reliance in part on any manufacturer's and/or licensor's express representations and warranties regarding such Customer Materials,

     (i) Customer owns or has the legal right and authority to place and use the Customer Equipment as contemplated by this Agreement, and to use, modify, transmit, and distribute the Customer Materials without infringing, misappropriating, or otherwise violating any intellectual property rights of any third party; and

     (ii) The placement, arrangement, and use of the Customer Equipment and Customer Materials in the Internet Data Centers, as permitted by Exodus, complies with the Customer Equipment and Customer Materials Manufacturer's environmental and other specifications.

     (e) No Other Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET OUT IN SUBSECTIONS (A), (B), (C) AND (D) ABOVE, ALL SERVICES PERFORMED AND PRODUCTS PROVIDED AND SPACE MADE AVAILABLE BY EXODUS HEREUNDER ARE PERFORMED, PROVIDED, AND MADE AVAILABLE ON AN "AS IS" BASIS, AND CUSTOMER'S USE OF THE INTERNET DATA CENTERS IS AT ITS OWN RISK. EXODUS DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. EXODUS DOES NOT WARRANT THAT THE INTERNET DATA CENTER SERVICES PROVIDED HEREUNDER WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE.

     (f) Disclaimer of Actions Caused by and/or Under the Control of Third Parties. WHILE EXODUS' INTERNET DATA CENTER SERVICES PROVIDE CUSTOMERS WITH CONNECTIVITY TO THE INTERNET, EXODUS DOES NOT AND CANNOT CONTROL THE FLOW OF INFORMATION TO OR FROM EXODUS' INTERNET DATA CENTERS TO OTHER PORTIONS OF THE INTERNET. SUCH FLOW DEPENDS IN LARGE PART ON THE PERFORMANCE OF INTERNET SERVICES PROVIDED OR CONTROLLED BY THIRD PARTIES. AT TIMES, ACTIONS OR INACTIONS CAUSED BY THESE THIRD PARTIES CAN PRODUCE SITUATIONS IN WHICH EXODUS' CUSTOMERS' CONNECTIONS TO THE INTERNET (OR PORTIONS THEREOF) MAY BE IMPAIRED OR DISRUPTED. ALTHOUGH EXODUS WILL USE COMMERCIALLY REASONABLE EFFORTS TO TAKE ACTIONS IT DEEMS APPROPRIATE TO REMEDY AND AVOID SUCH EVENTS, EXODUS CANNOT GUARANTEE THAT THEY WILL NOT OCCUR. ACCORDINGLY, EXODUS DISCLAIMS ANY AND ALL LIABILITY RESULTING FROM OR RELATED TO SUCH EVENTS.

6    LIMITATIONS OF LIABILITY.

6.1 Personal Injury. EACH REPRESENTATIVE, AND ANY OTHER PERSONS, VISITING THE INTERNET DATA CENTERS DOES SO AT ITS OWN RISK AND EXODUS ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS RESULTING FROM ANY CAUSE OTHER THAN EXODUS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PERSONAL INJURY TO SUCH PERSONS DURING SUCH A VISIT.

6.2  Damage to Customer Equipment or Materials.

     (a) CERTAIN CUSTOMER EQUIPMENT, INCLUDING BUT NOT LIMITED TO CUSTOMER EQUIPMENT LOCATED ON RACKS, MAY BE DIRECTLY ACCESSIBLE BY OTHER CUSTOMERS. EXODUS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS OF, ANY CUSTOMER EQUIPMENT RESULTING FROM ANY CAUSE OTHER THAN EXODUS' NEGLIGENCE OR WILLFUL MISCONDUCT. TO THE EXTENT EXODUS IS LIABLE FOR ANY DAMAGE TO, OR LOSS OF, THE CUSTOMER EQUIPMENT FOR ANY REASON, SUCH LIABILITY WILL BE LIMITED SOLELY TO THE THEN-CURRENT VALUE OF THE CUSTOMER EQUIPMENT.

     (b) EXODUS ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS OF, ANY CUSTOMER MATERIALS RESULTING FROM ANY CAUSE WHATSOEVER, EXCEPT AS A RESULT OF EXODUS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

6.3 Exclusions. EXCEPT AS SPECIFIED IN SECTIONS 6.1 AND 6.2, IN NO EVENT WILL EXODUS BE LIABLE TO CUSTOMER, ANY REPRESENTATIVE, OR ANY THIRD PARTY FOR ANY CLAIMS ARISING OUT OF OR RELATED TO THE CUSTOMER EQUIPMENT, THE CUSTOMER MATERIALS, THE CUSTOMER'S BUSINESS, OR OTHERWISE.

6.4 No Liability for Consequential Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EXODUS BE LIABLE FOR ANY LOST ADVERTISING OR OTHER REVENUE, LOST PROFITS, REPLACEMENT GOODS, LOSS OF TECHNOLOGY, RIGHTS OR SERVICES, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, LOSS OF DATA, OR INTERRUPTION OR LOSS OF USE OF SERVICE OR OF ANY CUSTOMER EQUIPMENT OR CUSTOMER MATERIALS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCTS LIABILITY OR OTHERWISE.

6.5 Maximum Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXODUS'S MAXIMUM AGGREGATE LIABILITY TO CUSTOMER RELATED TO OR IN CONNECTION WITH THIS AGREEMENT WILL BE LIMITED TO THE TOTAL AMOUNT PAID BY CUSTOMER TO EXODUS HEREUNDER.

6.6 Basis of the Bargain; Failure of Essential Purpose. Customer acknowledges that Exodus has set its prices and entered into this Agreement in reliance upon the limitations of liability and the disclaimers of warranties and damages set forth herein, and that the same form an essential bask of the bargain between the parties. The parties agree that the limitations and exclusions of liability and disclaimers specified in this Agreement will survive and apply even if found to have failed of their essential purpose.

7    INDEMNIFICATION.

7.1  Customer's Indemnification of Exodus.

     (a) Customer will indemnity and hold Exodus, its affiliates, shareholders, officers, directors, employees, agents, representatives, and customers harmless from and against any and all costs, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys' fees arid fees of experts) arising out of any claim, suit, action or proceeding (each, an "Action"), and Customer will pay any settlement reached or judgment entered thereon against Exodus or such third party, to the extent such Action arises from an allegation that any of the following has occurred or will occur:

     (i) with respect to the Customer's Business, Customer Materials, or Customer Equipment: (A) infringement of any intellectual property rights; (B) misappropriation of any intellectual property rights; (C) defamation, libel, slander, obscenity, pornography, or violation of the rights of privacy or publicity; or (D) flaming, spamming, or any other offensive, harassing or illegal conduct or violation of the Rules and Regulations; or

     (ii) any damage or destruction to the Customer Area, the Internet Data Centers or the equipment of Exodus or any other customer by Customer or Representative(s) or Customer's designees resulting from Customer's or Customer's Representative's or Invitee's negligence or willful misconduct; or

     (iii) any other damage arising from the Customer Equipment, Customer Materials, or Customer's Business, except to the extent such damage is caused by Exodus, its employees or other customers.

     (b) Exodus will give Customer prompt written notice of the existence of any such Action of which Exodus becomes aware, and an opportunity to participate in the defense thereof at Customer's expense.

7.2  Exodus' Indemnification of Customer.

     (a) Exodus will indemnify and hold Customer, its affiliates, shareholders, officers, directors, employees, agents, and Representatives harmless from and against any and all reasonable costs, liabilities, losses, and expenses (including, but not limited to, reasonable attorneys' fees) arising out of (i) the infringement of any third party registered U.S. copyright or issued U.S. patent resulting from the provision of Internet Data Center Services pursuant to this Agreement and (ii) personal injury to Customer's Representatives from Exodus's negligence or willful misconduct.

     (b) Customer will give Exodus prompt written notice upon of the existence of any such event of which it becomes aware, and an opportunity to participate in the defense thereof at Exodus' expense.

8    TERM AND TERMINATION.

8.1 Term. This Agreement will be effective for a period of one (1) year from the Installation Date, unless earlier terminated according to the provisions of this Section 8. The Agreement will automatically renew for additional terms of one (1) year each.

8.2  Termination.

     (a) For Convenience. Either party may terminate this Agreement for convenience at any time effective after the first (1st) anniversary of the Installation Date by providing ninety (90) days' prior written notice to the other party.

     (b) For Cause. Either party will have the right to terminate this Agreement if: (i) the other party materially breaches any term or condition of this Agreement, including but not limited to the payment of fees, and fails to cure such breach within thirty (30) days after written notice of the same; (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

8.3 No Liability for Termination. Neither party will be liable to the other for any termination or expiration of this Agreement in accordance with its terms.

8.4 Effect of Termination. Upon the effective date of expiration or termination of this Agreement:

     (a) Exodus will immediately cease providing the Internet Data Center Services;

     (b) any and all payment obligations of Customer which have accrued as of such expiration or termination will become due immediately;

     (c) within thirty (30) days after such expiration or termination, each party will return all Confidential Information of the other party in its possession at the time of expiration or termination and will not make or retain any copies of such Confidential Information except as required to comply with any applicable legal, accounting, or administrative record keeping requirement; and

     (d) Customer will remove from the Internet Data Centers all Customer Equipment, Customer Materials, and any of its other property within the Internet Data Centers within five (5) business days of such expiration or termination and return the Customer Area to Exodus in the same condition as it was on the Installation Date, normal wear and tear excepted. If Customer does not remove such property within such five-day period, Exodus will have the option to (i) move any and all such property to secure storage and charge Customer for the cost of such removal and storage, and/or (ii) after a final notice to Customer, liquidate the property in any reasonable manner.

     (e) Notwithstanding the foregoing, Customer shall be entitled to retain control over the route of all IP addresses used by Customer during the preceding ninety (90) days for thirty (30) days following the termination of this Agreement.

8.5 Survival. The following provisions will survive any expiration or termination of the Agreement: Sections 3, 4, 5, 6, 7, 8, 9, and 10.

9    CONFIDENTIAL INFORMATION.

9.1 Confidential Information. Each party acknowledges that it will have access to certain confidential information and materials of the other party concerning the other party's business, plans, customers, technology, and products, including the terms and conditions of this Agreement ("Confidential Information"). Confidential Information will include, but not be limited to, each party's proprietary software and customer information. Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third party (except as required by law or to that party'/s attorneys, accountants and other advisors as reasonably necessary), any of the other party's Confidential Information and will take reasonable precautions to protect the confidentiality of such information.

9.2 Exceptions. Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party.

9.3 Remedies. Notwithstanding anything to the contrary in this Agreement, in the event of any intentional breach of this Section 9, the non-breaching party will be entitled to any remedies available at law and/or in equity.

10   GENERAL PROVISIONS.

10.1 Governing Law. This Agreement is made under and will be governed by and construed in accordance with the laws of the State of California, United States of America (except that body of law controlling conflicts of law) and specifically excluding from application to this Agreement that law known as the United Nations Convention on the International Sale of Goods.

10.2 Arbitration. The parties will in good faith attempt to resolve any disputes relating to the terms, interpretation or performance of this Agreement (other than claims for preliminary injunctive relief or other prejudgment remedies) through mutual consultation before resorting to any other dispute resolution mechanisms. If mutual consultation fails to resolve any dispute, such dispute will be resolved at the request of either party through binding arbitration. Arbitration will be conducted in Santa Clara County, California, under the rules and procedures of the Judicial Arbitration and Mediation Society ("JAMS"). The parties will request that JAMS appoint a single arbitrator possessing knowledge of online services agreements; however the arbitration will proceed even if such a person is unavailable.

10.3 Force Majeure. Except for the obligation to pay money, neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including act of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, governmental act or failure of the Internet, provided that the delayed party:
(a) gives the other party prompt notice of such cause, and (b) uses its reasonable commercial efforts to correct promptly such failure or delay in performance.

10.4 No Lease. This Agreement is a services agreement and is not intended to and will not constitute a lease of any real or personal property. Customer acknowledges and agrees that it has been granted only a license to occupy the Customer Space and use the Internet Data Centers in accordance with this Agreement, Customer has not been granted any real property interest in the Customer Space or Internet Data Centers, and Customer has no rights as a tenant or otherwise under any real property or landlord/tenant laws, regulations, or ordinances. For good cause (eg, violation or threatened violation of applicable law or Rules and Regulations), Exodus may suspend the right of any Representative or other Customer personnel to visit the Internet Data Centers.

10.5 Inherently Dangerous Applications. The Internet Data Center are not intended nor provided for use in connection with, and Customer will not use them for, any nuclear, aviation, mass transit, life-support, or any other inherently dangerous applications or services, the failure of which could result in death, personal injury, catastrophic damage, or mass destruction.

10.6 Marketing. Customer agrees that Exodus may refer to Customer by trade name and trademark, and may briefly describe Customer's Business, in Exodus's marketing materials and web site. Customer hereby grants Exodus a license to use any Customer trade names, trademarks or service marks solely in connection with the rights granted to Exodus pursuant to this Section 10.6.

10.7 Government Regulations. Customer will not export, re-export, transfer, or make available, whether directly or indirectly, any regulated item or information to anyone outside the U.S. in connection with this Agreement without first complying with all export control laws and regulations which may be imposed by the U.S. Government and any country or organization of nations within whose jurisdiction Customer operates or does business.

10.8 Severability. In the event any provision of this Agreement is held by a tribunal of competent jurisdiction to be contrary to the law, the remaining provisions of this Agreement will remain in full force and effect.

10.9 Waiver. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default, and will not act to amend or negate the rights of the waiving party.

10.10 Assignment. Neither party may assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the other party, except that this Agreement may be assigned in whole as part of a corporate reorganization, consolidation, merger, or sale of substantially all of its assets, provided that it has notified such other party within thirty (30) days subsequent to the effective date of such event. Any attempted assignment or delegation without such consent will be void. This Agreement will bind and inure to the benefit of each party's successors and permitted assigns.

10.11 Notices. Any notice or communication required or permitted to be given hereunder may be delivered by hand, mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by confirmed facsimile, in each case to the address of the receiving party indicated on the signature page hereof, or at such other address as may hereafter be furnished in writing by either party hereto to the other. Such notice will be deemed to have been given as of the date it is delivered, or confirmed by facsimile, whichever is earlier.

10.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

10.13 Relationship of Parties. Exodus and Customer are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise or agency between Exodus and Customer. Neither Exodus nor Customer have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent, except as otherwise expressly provided herein.

10.14 Priority. The following order of precedence will govern any conflict or discrepancy between any portions of this Agreement:

      (1)  Attachment 6.

      (2)  Attachment 2.

      (3)  Attachment 3.

      (4)  Signature Page.

      (5)  Attachment 4.

      (6)  Subsequent Attachment (s) 1.

      (7)  Initial Attachment 1.

      (8)  Attachment 5.

                                 ATTACHMENT 3

                             RULES AND REGULATIONS

     Each Exodus Customer and its Representatives, employees, contractors, customers, agents and users of Customer's online facilities are subject to these Rules and Regulations in connection with their use of Exodus' Internet Data Center Services.

ACCESS TO INTERNET DATA CENTERS

 .    Only those individuals identified by Customer as its Representatives may access the Internet Data Centers. Customer may not allow any unauthorized persons to access the Internet Data Centers.

 .    Customer will notify Exodus in writing of any change in Customer's
     Representatives.

 .    Customer agrees to adhere at all times to security measures that have been established by Exodus to protect the Internet Data Centers, its equipment and its Customers' equipment.

USE OF INTERNET DATA CENTER FACILITY

          Customer must keep the Customer Area clean at all times. Customer may not store any paper products or materials of any kind in the Customer Area (other than equipment manuals).

          Customer may not bring, or make use of, any of the following into the
Facility:



 .    Food or drink.                          .    Alcohol or other intoxicants.
 .    Tobacco products.                       .    Electro-magnetic devices.
 .    Explosives.                             .    Radioactive materials.
 .    Weapons.                                .    Photographic or recording
 .    Chemicals.                                   equipment of any kind
 .    Illegal drugs.                               (other than tape back-up
                                                  equipment).

EQUIPMENT AND CONNECTIONS


 .    All Customer Equipment must be clearly labeled with Customer's name (or code name provided to Exodus) and individual component identification.

 .    Customers may not connect or disconnect any Customer Equipment or other equipment except as specifically pre-approved by an authorized employee of Exodus, at least 48 hours in advance of proposed installation, except as otherwise approved by Exodus.

 .    All connections to and from Customer Equipment must be clearly labeled.

 .    Customer Equipment must be configured and run at all times in compliance with the manufacturer's specifications, including clearance requirements.

 .    Exodus makes available at its Data Centers certain equipment for the temporary use by Customers at the Internet Data Centers. This equipment is provided on an "AS IS" basis without any warranties of any kind. Customer may borrow and/or use any Exodus property or equipment, at its own risk, after receiving permission from Exodus.

SCHEDULED MAINTENANCE

Periodically, Exodus will conduct routine scheduled maintenance of its Internet Data Centers and Internet Data Center Services pursuant to a schedule posted on Exodus' World Wide Web site (http://www.exodus.net/exo maintenance frame.html). During such time, Customer's Equipment may be unable to transmit and receive data and Customer may be unable to access its Equipment. Customer agrees to cooperate with Exodus during the scheduled maintenance so that Exodus may keep such period or time to a minimum.

MISCONDUCT

          Customer and its Representatives may not:


 .    Misuse or abuse any Exodus property or equipment;

 .    Make any unauthorized use or interfere with any property or equipment of any other Exodus customer;

 .    Harass any individual, including Exodus personnel and representatives of other customers of Exodus; or

 .    Engage in any activity that is in violation of the law, or aid in criminal activity while on Exodus property or in connection with the Internet Data Center Services.

ONLINE CONDUCT

          Customer will not, and will not permit any persons using Customer's online facilities (including but not limited to Customer's Web site(s) and transmission capabilities), to do any of the following:

 .    Send Spam (unsolicited commercial messages or communications in any form)

 .    Infringe or misappropriate the intellectual property rights of others. This includes posting copyrighted materials without appropriate permission, using trademarks of others without appropriate permission or attribution, and posting or distributing trade secret information of others in violation of a duty of confidentiality.

 .    Violate the personal privacy rights of others. This includes using and distributing information about Internet users without their permission, except as permitted by applicable law.

 .    Send, post or host harassing, abusive, libelous or obscene materials or take any similar actions.

 .    Intentionally omit, delete, forge or misrepresent transmission information, including headers, return addressing information and IP addressees or take any other actions intended to cloak Customer's or its users' identity or contact information.

 .    Use the online facilities for any illegal purposes.

 .    Assist or permit any persons in engaging in any of the activities described above. If Customer becomes aware of any such activities, Customer will take all actions necessary to stop such activities immediately, including, if necessary, terminating Customer's user's access to Customer's online facilities.

MODIFICATION OF RULES AND REGULATIONS

     Exodus reserves the right to change these Rules and Regulations at any time. Customer is responsible for regularly reviewing these Rules and Regulations. Continued use of the Internet Data Center Services following any such changes shall constitute the Customer's acceptance of such changes.

                                 ATTACHMENT 4

                              CUSTOMER EQUIPMENT

Item           Date In/Out         Customer Initials     Exodus Initials
----           -----------         -----------------     ---------------
1.             In:
               Out:
2.             In:
               Out:
3.             In:
               Out:
4.             In:
               Out:
5.             In:
               Out:
6.             In:
               Out:
7.             In:
               Out:
8.             In:
               Out:
9.             In:
               Out:
10.            In:
               Out:
11.            In:
               Out:
12.            In:
               Out:
13.            In:
               Out:
14.            In:
               Out:

                                 ATTACHMENT 5

                               REGISTRATION FORM

 COMPANY INFORMATION
--------------------------------------------------------------------------------
Company Name:                                                        Date:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------

 BILLING INFORMATION
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Purchase Order No.:
--------------------------------------------------------------------------------

 INSTALLATION SITE
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Contact Hours and Notes:
--------------------------------------------------------------------------------

 FIRST TECHNICAL CONTACT
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Contact Hours and Notes:
--------------------------------------------------------------------------------

 SECOND TECHNICAL CONTACT
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Contact Hours and Notes:
--------------------------------------------------------------------------------

 THIRD TECHNICAL CONTACT
--------------------------------------------------------------------------------
Contact Name:                           Title:                       Email:
--------------------------------------------------------------------------------
Phone:                                  Fax:                         Pager:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
City:                                   State:                       Zip:
--------------------------------------------------------------------------------
Contact Hours and Notes:
--------------------------------------------------------------------------------

 TECHNICAL INFORMATION
--------------------------------------------------------------------------------
Number of Host Computers or
IP Subnet Address space required: (1)

--------------------------------------------------------------------------------
Currently assigned IP Subnet
Address or Not Applicable:

--------------------------------------------------------------------------------
Circuit Demarcation
Information: (2)

--------------------------------------------------------------------------------


                                       Exists (Yes or No)     Exodus DNS Support
                                                          (Primary or Secondary)
--------------------------------------------------------------------------------
First Choice Domain Name:
--------------------------------------------------------------------------------
Second Choice Domain Name:
--------------------------------------------------------------------------------
Current Internet Service Provider:
--------------------------------------------------------------------------------

Notes:

1. This information is used to determine the number of subnets and IP address space that will be required.

2. A network diagram is required if the number of host computers or requested address space is greater than 254.

3. Required for point to point circuits, i.e., T1.
   For example: Room 105, Jack 34.

                                  ATTACHMENT 6

                              NEGOTIATED CHANGES

A. The following replaces and supersedes Sect on 5.2(a) of Attachment 2 (Terms and Conditions):

5.2(a) Efforts to Avoid Customer Service Interruption or Disruption; Remedies

     (i) Establishment of a Problem Resolution Committee. The parties acknowledge and agree that maintaining Internet connectivity at the levels contracted for by Customer pursuant to the internet Data Center Services is critical to Customer's business. The parties also recognize that the individual and joint efforts of both parties are necessary to ensure that such levels are maintained and any problems relating thereto are addressed and resolved expeditiously. Accordingly, Exodus and Customer hereby establish a Problem Resolution Committee (the "Committee") comprised of two representatives each from Exodus and Customer. Upon execution of this Agreement, each party will provide the other with the names and contact information of its representatives to the Committee. The Committee shall meet periodically at times and places mutually agreed to by both parties to address and resolve any anticipated problems or other issues that could adversely impact Customer's ability to receive the Internet Data Center Services, including but not limited to steps being taken by Exodus to ensure that Exodus can provide Internet Data Center Services at future levels anticipated by Customer. At least one representative from each party also shall meet (either in person or by telephone) immediately upon the occurrence of any event that prevents Customer from receiving Internet Data Center Services. Exodus and Customer each agrees to take all reasonable actions, including immediately notifying the other party of any actual or potential problems relating to the Internet Data Center Services, to resolve any actual problems and avoid any potential problems. Exodus will not charge Customer any additional fees for performing its obligations under this Section 5.2(a)(i) unless the problems to be resolved result from Customer's negligence and require significant time commitments from Exodus.

     (ii) Packet Loss and Packet Collision. To prevent packet loss and packet collision, Exodus to provide to Customer, in connection with every 100 Mbps of sustained bandwidth or fraction thereof utilized by Customer, Exodus will provide two (2) connections on two switches to connect Customer's equipment to Exodus' network.

     (iii) Service Level Warranty. In the event Customer experiences any of the following and Customer notifies Exodus of such event and Exodus determines in its reasonable judgment that such inability was caused by Exodus' failure to provide Internet Data Center Services for reasons within Exodus' reasonable control and not as a result of any actions or inactions of Customer or any third parties (including Customer Equipment and third party equipment), Exodus will, upon Customer's request, credit Customer's account as described below:

     (A) Inability to Access the Internet (Downtime). If Customer is unable to transmit and receive information from Exodus' Internet Data Centers (ie, Exodus' LAN and WAN) to other portions of the Internet because Exodus failed to provide the Internet Data Center Services for (i) more than [***] in a calendar month, Exodus will credit Customer's account the pro-rata connectivity charges for [***] of service, up to an aggregate maximum credit of connectivity charges for [***] of service in any [***]. Exodus' scheduled maintenance of the Internet Data Centers and Internet Data Center Services, as described in the Rules and Regulations, shall not be deemed to be a failure of Exodus to provide Internet Data Center Services provided the aggregate amount of time that Exodus causes Customer to be unable to access the Internet as a result of such maintenance does not exceed [***]. For purposes of the foregoing, "unable to transmit and receive" shall mean sustained packet loss in excess of 50% based on a sampling of at least 100 packets per destination per minute.

     (B) Packet Loss and Latency. Exodus does not proactively monitor the packet losses or transmission latency of specific customers. Exodus does, however, proactively monitor the packet losses and transmission latencies of all of its customers within its LAN and WAN. In the event that Exodus discovers (either from its own efforts or after being advised by Customer) that Customer is experiencing packet loss in excess of 2% (based on a sampling of at least 100 packets per destination) ("Excess Packet Loss") or transmission latency in excess of 30 milliseconds within Exodus' LAN, 120 milliseconds within Exodus' WAN within the United States (and 400 milliseconds for the WAN outside the United States) (collectively, "Excess Latency," and with Excess Packet Loss "Excess Packet Loss/Latency"), Exodus will take all actions necessary to determine the source of the Excess Packet Loss/Latency.

          (1) Time to Discover Source of Excess Packet Loss/Latency; Notification of Customer. Within one (1) hour of discovering the existence of Excess Packet Loss/Latency, Exodus will determine whether the source of the Excess Packet Loss/Latency is limited to the Customer Equipment and the Exodus equipment connecting the Customer Equipment to Exodus' LAN ("Customer Specific Packet Loss Latency"). If the Excess Packet Loss/Latency is not a Customer Specific Packet Loss/Latency, Exodus will determine the source of the Excess Packet Loss/Latency within two (2) hours after determining that it is not a Customer Specific Packet Loss/Latency. In any event, Exodus will notify Customer of the source of the Excess Packet Loss Latency within thirty (30) minutes after identifying the source.

          (2) Resolution of Cause of Excess Packet Loss/Latency. If the Excess Packet Loss/Latency is a Customer Specific Packet Loss/Latency, and the remedy is within the control of Exodus, Exodus will remedy' the Excess Packet Loss/Latency within two (2) hours of determining the source of the Excess Packet Loss/Latency. If the Excess Packet Latency is caused from within Exodus' LAN and/or WAN, Exodus will remedy the Excess Packet Loss/Latency within one (1) hour of determining the source of the Excess Packet Loss/Latency. If the Excess Packet Loss/Latency is caused from outside of the Exodus LAN or WAN, Exodus will notify Customer and will use commercially reasonable efforts to notify the party(ies) responsible for the source and cooperate with it(them) to resolve the problem as soon as possible.

[***] Confidential treatment requested for redacted portion.

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

          (3) Failure to Determine Source and/or Resolve Problem. In the event that Exodus is unable to determine the source of and remedy the Excess Packet Loss/Latency within the time periods described above (where Exodus was in control of the source), Exodus will credit Customer's account the pro-rata connectivity charges for [***] of service for every [***] after the time periods described above that it takes Exodus to resolve the problem, up to an aggregate maximum credit of connectivity charges for [***] of service in any [***].

     (iv) Remedies Shall Not Be Cumulative; Minimum Credit. In the event that Customer is entitled to multiple remedies hereunder arising from the same event, such remedies shall not be cumulative and Customer shall be entitled to receive only the maximum single remedy available for such event. In no event will Exodus be required to credit Customer in any [***] connectivity charges in excess of [***] of service. A credit shall be applied only to the month in which there was the incident that resulted in the credit. Customer shall not be eligible to receive any credits for periods in which Customer received any Internet Data Center Services free of charge. The parties agree that without imposing any affirmative obligations on Customer and Exodus, if there are any instances where Customer would be entitled to receive more credits, but for the [***] limitation, Exodus and Customer shall meet and discuss whether Exodus can compensate Customer for any losses incurred.

THIS SECTION 5.2(a) STATES CUSTOMER'S SOLE AND EXCLUSIVE REMEDY FOR ANY FAILURE BY EXODUS TO PROVIDE INTERNET DATA CENTER SERVICES.

B.   Additional Provisions.

     Provided Customer continues to purchase Internet Data Center services at levels not materially less than those described in the initial Service and Price Order Form, Exodus agrees to provide the following services, for no additional charge to Customer, and such services shall be deemed Internet Data Center Services for purposes of this Agreement:

     1. Until such time as Exodus commences direct private peering relationships with MCI, Sprint and ANS, Exodus will provision a direct transit DS3 circuit (or other level of bandwidth as may be mutually agreed to from time to time between Exodus and Customer) directly to the Internet Data Center containing the Customer Area from an Internet Service Provider that has direct private peering relationships with MCI, Sprint and ANS. Exodus agrees to use its best efforts to commence private peering relationships with MCI, Sprint and ANS as soon as possible, and Exodus currently desires to complete such relationships by the second quarter of 1998.

     2. Exodus will provide tape data back-up and restore services for Customer Materials such that Exodus and Customer will have the capability to refresh Customer Materials at a rate of not less than 10GB/hour. Exodus will provide daily logs of back-ups, to include start time, end time, data location, and total amount backed up.

[***] Confidential treatment requested for redacted portion.

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